Exhibit 10.1

August 28, 2012

Excel Mortgage Servicing, Inc.	AmeriHome Mortgage Corporation
19500 Jamboree Road	19500 Jamboree Road
Irvine, CA 92162	Irvine, CA 92162

Integrated Real Estate Service Corporation
19500 Jamboree Road
Irvine, CA 92162

Re:  Third Amendment to Master Repurchase Agreement and Pricing Letter (“Third Amendment”).

This Third Amendment is made this 28th day of August, 2012, by and among, Excel Mortgage Servicing, Inc. and AmeriHome Mortgage Corporation (each a “Seller” and collectively the “Sellers”), Integrated Real Estate Service Corporation (the “Guarantor”) and EverBank (“Buyer”), to the Master Repurchase Agreement dated August 31, 2011, (the “Repurchase Agreement”), the Pricing Letter dated August 31, 2011 (the “Pricing Letter”), the First Amendment to Master Repurchase Agreement and Pricing Letter dated May 1, 2012, (the “First Amendment”) and the Second Amendment to Master Repurchase Agreement and Pricing Letter dated June 21, 2012 (the “Second Amendment”).  The Repurchase Agreement, Pricing Letter, First Amendment and Second Amendment are collectively referred to as the “Agreement.”

WHEREAS, Seller and Guarantor requested that Buyer amend the Agreement; and

WHEREAS, Seller, Guarantor and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.         Amendments.  The following Amendments are made to the Agreement.

1.              “Termination Date” shall mean November 26, 2012 or such date as determined by Buyer pursuant to its rights and remedies under the Agreement.

SECTION 2.         Defined Terms.  Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3.         Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Third Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.         Representations.  In order to induce Buyer to execute and deliver this Third Amendment, Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5.         Governing Law. This Third Amendment and any claim, controversy or dispute arising under or related to or in connection with this Third Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall govern.

SECTION 6.         Counterparts.  This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement.  This Third Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this Third Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

IN WITNESS WHEREOF, Seller, Guarantors and Buyer have caused this Third Amendment to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

(This space intentionally left blank.  Signature page to follow.)

Excel Mortgage Servicing, Inc.
Name:	/s/ Todd R. Taylor
Title:	EVP/CFO
Seller

AmeriHome Mortgage Corporation
Name:	/s/ Todd R. Taylor
Title:	EVP/CFO
Seller

Integrated Real Estate Service Corporation
Name:	/s/ Todd R. Taylor
Title:	EVP/CFO
Guarantor

EverBank
Name:	/s/ Paul Chmielinski
Title:	Vice President
Buyer